United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2025

Midland States Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Illinois	001-35272	37-1233196
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Network Centre Drive
Effingham, Illinois 62401
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (217) 342-7321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	MSBI	The NASDAQ Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 7.750% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, $2.00 par value)	MSBIP	The NASDAQ Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 4, 2025, Midland States Bancorp, Inc. (the “Company”) held its 2025 annual meeting of shareholders.

Proposal 1 – Election of Directors. A proposal to elect the three nominees named in the Company’s proxy statement for the annual meeting, to serve as Class III directors, each for a term expiring at the Company’s 2028 annual meeting of shareholders, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

Nominee	For	Against	Abstentions	Broker Non-Votes
R. Dean Bingham	10,150,030	4,958,326	250,357	2,045,524
Jerry L. McDaniel	8,904,976	6,101,987	351,750	2,045,524
Jeffrey M. McDonnell	12,275,401	2,820,083	263,229	2,045,524

Proposal 2 – Say-on-Pay. A proposal to approve, on a non-binding, advisory basis, the compensation of certain of the Company’s executive officers, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
13,411,127	1,593,405	354,181	2,045,524

Proposal 3 – Say-on-Frequency. A proposal to approve, on a non-binding, advisory basis, the frequency with which shareholders will vote on future say-on-pay proposals, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
13,538,175	135,523	1,302,519	382,496	2,045,524

Based upon these results, and consistent with the Board of Directors’ previous recommendation, the Company will continue to hold an advisory stockholder vote to approve the compensation of its named executive officers every year.

Proposal 4 – Auditor Ratification. A proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

For	Against	Abstentions	Broker Non-Votes
16,945,301	434,372	24,564	—

SignatureS

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2025	Midland States Bancorp, Inc.

	By:	/s/ Nathan Sturycz
	Name:	Nathan Sturycz
	Title:	General Counsel